UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2013

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52161 (Commission File Number)	264204714 (IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211
(Address of principal executive offices and Zip Code)

8200 Wilshire Blvd, Suite 200 Beverly Hills, CA 90211
(Address of former principal executive offices and Zip Code)

323-556-0746
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On September 12, 2013, Jammin Java Corp. (the “Company”) issued a press release regarding its financial results for the three and six months ended July 31, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements And Exhibits.

Exhibit No.	Description

99.1*	Press Release of Jammin Java Corp., dated September 12, 2013

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: September 11, 2013	By:	/s/ Anh Tran
Anh Tran
President

EXHIBIT INDEX

Exhibit Number	Description

99.1**	Press Release of Jammin Java Corp., dated September 12, 2013

** Furnished herewith.